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Exhibit 10.66

PENN NATIONAL GAMING, INC.

FIFTH AMENDMENT
TO CREDIT AGREEMENT

        This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is dated as of November 13, 2002 and entered into by and between PENN NATIONAL GAMING, INC., a Pennsylvania corporation (the "Borrower"), and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of August 8, 2000, as amended by that certain First Amendment dated as of October 4, 2000, that certain Second Amendment dated as of April 5, 2001, that certain Third Amendment dated as of February 22, 2002 and that certain Fourth Amendment dated as of April 24, 2002 (as so amended, the "Credit Agreement"), by and among the Borrower, the Lenders named therein, the Lead Arrangers named therein, the Administrative Agent named therein, the Syndication Agent named therein and the Documentation Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to (i) adjust certain of the covenants set forth therein, and (ii) make certain other amendments as set forth below;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

        Section 1.    AMENDMENTS TO THE CREDIT AGREEMENT

        1.1 Amendments to Section 7: Negative Covenants

        A.    Subsection 7.7(ii)(a) of the Credit Agreement is hereby amended by deleting the figure "$55,000,000" contained therein and substituting in lieu thereof the figure "100,000,000".

        B.    Subsection 7.7(ii)(f) of the Credit Agreement is hereby amended by deleting the figure "$20,000,000" contained therein and substituting in lieu thereof the figure "$60,000,000".

        C.    Subsection 7.18(a)(ii) of the Credit Agreement is hereby amended by deleting the figure "$8,250,000" contained therein and substituting in lieu thereof the figure "$9,000,000".

        Section 2.    THE BORROWER'S REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders to enter into this Fifth Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A.    Corporate Power and Authority.    The Borrower has all requisite corporate power and authority to enter into this Fifth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Fifth Amendment (the "Amended Agreement").

          B.    Authorization of Agreements.    The execution and delivery of this Fifth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

          C.    No Conflict.    The execution and delivery by the Borrower of this Fifth Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the date if this Fifth Amendment and disclosed in writing to the Lenders.

          D.    Governmental Consents.    The execution and delivery by the Borrower of this Fifth Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for such notices and consents as have already been made or obtained.

          E.    Binding Obligation.    This Fifth Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F.    Incorporation of Representations and Warranties From Credit Agreement.    After giving effect to the amendments contained in Section 1 of this Fifth Amendment, the representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of this Fifth Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G.    Absence of Default.    After giving effect to the amendments contained in Section 1 of this Fifth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fifth Amendment that would constitute an Event of Default.

        Section 3.    WAIVER

        The Lenders hereby waive any Defaults or Events of Default arising under the Credit Agreement arising solely from the failure of Borrower to comply with Sections 7.7(ii)(a), 7.7(ii)(f) or 7.18(a)(ii) of the Credit Agreement prior to the date of this Fifth Amendment, provided that Borrower shall be in compliance with such Sections after giving effect to this Fifth Amendment.

        Section 4.    ACKNOWLEDGEMENT AND CONSENT

        Each guarantor (or pledgor) listed on the signatures pages hereof (each, a "Guarantor") hereby acknowledges and agrees that each Guaranty and Collateral Document (each, a "Credit Support Document") to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the effective date of this Fifth Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fifth Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Fifth Amendment and (ii) nothing in the Credit Agreement, this Fifth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

        Section 5.    MISCELLANEOUS

        A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i)    On and after the date of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii)  Except as specifically amended by this Fifth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii)  The execution, delivery and performance of this Fifth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

        B.    Fees and Expenses.    The Borrower acknowledges that all costs, fees and expenses as described in subsection 10.5 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Fifth Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

        C.    Headings.    Section and subsection headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose or be given any substantive effect.

        D.    Applicable Law.    THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        E.    Counterparts; Effectiveness.    This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Fifth Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Administrative Agent and receipt by the Administrative Agent of consent to this Fifth Amendment by the Required Lenders in the form attached hereto as Exhibit A.

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        IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PENN NATIONAL GAMING, INC.
By:	/s/ ROBERT S. IPPOLITO Name: Robert S. Ippolito Title: Vice President, Secretary and Treasurer

BACKSIDE, INC.
BSL, INC.
BTN, INC.
CASINO HOLDING, INC.
EBETUSA.COM, INC.
MILL CREEK LAND, INC.
MOUNTAINVIEW THOROUGHBREAD RACING ASSOCIATION
NORTHEAST CONCESSIONS, INC.
PNGI CHARLES TOWN GIAMING LIMITED LIABILITY COMPANY
PNGI CHARLES TOWN FOOD & BEVERAGE LIMITED LIABILITY COMPANY
PENN NATIONAL GSFR, INC.
PENN NATIONAL GAMING OF WEST VIRIGINIA, INC.
PENNSYLVANIA NATIONAL HOLDING COMPANY
PNGI POCONO, INC.
PENN NATIONAL SPEEDWAY, INC.
PENN NATIONAL TURF CLUB, INC.
STERLING AVIATION, INC.
TENNESSEE DOWNS, INC.
and each other Guarantor
By:	/s/ ROBERT S. IPPOLITO Name: Robert S. Ippolito Title: Secretary/Treasurer On behalf of all of the Guarantors
CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent
By:	/s/ CEDRIC HENLEY Cedric Henley Executive Director CIBC World Markets Corp., AS AGENT

S-1

EXHIBIT A
to Fifth Amendment
to Credit Agreement

CONSENT OF LENDER

        Reference is hereby made to the Fifth Amendment to Credit Agreement (the "Fifth Amendment") dated as of November 13, 2002 by and between Penn National Gaming, Inc. (the "Borrower") and the Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (the "Administrative Agent"), which is made with reference to that certain Credit Agreement dated as of August 8, 2000, as amended by that certain First Amendment dated as of October 4, 2000, that certain Second Amendment dated as of April 5, 2001, that certain Third Amendment dated as of February 22, 2002 and that certain Fourth Amendment dated as of April 24, 2002 by and among the Borrower, the Lenders named therein, the Lead Arrangers named therein, the Syndication Agent named therein, the Administrative Agent named therein and the Documentation Agent named therein.

        The undersigned Lender hereby consents to the execution and delivery of the Fifth Amendment by the Administrative Agent on its behalf, substantially in the form of the draft presented to the undersigned Lender on November 13, 2002.

Dated: November 13, 2002

CIBC INC. [Name of Institution]
By: /s/ CEDRIC M. HENLEY Name: Cedric M. Henley Title: Executive Director CIBC World Markets Corp., AS AGENT

QuickLinks

  Exhibit 10.66
PENN NATIONAL GAMING, INC. FIFTH AMENDMENT TO CREDIT AGREEMENT
RECITALS
  EXHIBIT A to Fifth Amendment to Credit Agreement
CONSENT OF LENDER